UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY			10019
(Address of principal executive offices)			(Zip code)

ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND

SEMI-ANNUAL REPORT 2008

MACQUARIE

CAUTION REGARDING FORWARD-LOOKING STATEMENTS AND PAST PERFORMANCE

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management, LLC and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of Macquarie Capital Investment Management, LLC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

The Macquarie Global Infrastructure Total Return Fund (MGU) is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia), and its obligations do not represent deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of the Fund.

Shareholder Letter

MAY 31, 2008 (unaudited)

Introduction

We are pleased to provide the following report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or the “Fund”) for the six months ended May 31, 2008 (the “Period”).

•                  During the Period, the Fund paid two quarterly distributions and special distributions totalling $4.78 per share.

•                  The Net Asset Value (“NAV”) of the Fund on May 31, 2008 was $29.23. After adjusting for distributions, MGU’s NAV declined by 3.8% on a total return basis over the Period.

•                  The Fund’s share price on May 31, 2008 was $28.06. After adjusting for distributions, MGU’s share price delivered a positive total return of 3.8%.

•                  The share price discount to NAV declined from 11.0% on November 30, 2007, to 4.0% on May 31, 2008.

Investment Objective and Strategy

The Fund’s investment objective is to provide investors with a high level of total return consisting of dividends and other income, and capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity and equity-like securities issued by U.S. and non-U.S. issuers that own or operate infrastructure assets (“Infrastructure Issuers”).

Most of the Infrastructure Issuers in which the Fund has invested, and will continue to invest in, are public companies listed on national or regional stock exchanges.

In pursuit of its investment objective, MGU seeks to manage its investments so that at least 25% of its distributions may qualify as tax-advantaged “qualified dividend income” for U.S. federal income tax purposes.

In line with the overall investment strategy of the Fund, Macquarie Capital Investment Management, LLC (“MCIML” or the “Manager”) (formerly named Macquarie Fund Adviser, LLC), investment adviser to the Fund, continues to focus on investing in the securities of infrastructure companies that it believes provide essential services, have strong strategic positions in the businesses in which they are involved, and are able to generate relatively sustainable and growing cash flow streams to equity holders.

Fund Commentary

The NAV total return for the Fund and comparative benchmarks for the Period are summarized in the table below:

For the Six Months	Total
ended May 31, 2008	Return
Macquarie Global Infrastructure Total Return Fund (MGU) - NAV	(3.8)%
Macquarie Global Infrastructure Index (1)	(1.5)%
S&P 500 Utilities Accumulation Index (2)	(1.7)%

Unless otherwise indicated, all references to currency are to USD.

(1)

The Macquarie Global Infrastructure Index consists of 241 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization of approximately $2.6 trillion as of May 31, 2008.

(2)	The Standard & Poor’s Utilities Index is an unmanaged, capitalization-weighted index representing 31 of the largest utility companies listed on the NYSE.

During the Period, MGU’s NAV and the Macquarie Global Infrastructure Index USD (“MGII” or the “Benchmark”) weakened alongside global equity markets as investors increasingly focused on credit market concerns, the slowdown in US and global economic growth, and the increasing prices of oil and food staples. Integrated utilities benefiting from higher energy prices performed better than wider equity markets. Investors also sought the large capitalization utilities as defensive investments in response to concerns over an economic slowdown. This had a positive impact on the MGII, which is relatively heavily weighted to this sector. However, since the Fund is focused on regulated and transportation oriented infrastructure, the Fund lagged behind the MGII.

As a result of the stress in credit markets, equity markets have been particularly focused on companies within the infrastructure sector with more capital intensive and/or sophisticated capital structures. The more highly leveraged stocks generally underperformed the market amidst the severe tightening in global liquidity and repricing of credit risk. Stocks perceived to be exposed to slower global growth (such as airports and seaports) have also generally lagged behind the equity market.

Notwithstanding the stress in credit markets and volatility in equity markets, the operational performance of the infrastructure stocks in the portfolio has generally met the Manager’s expectations, demonstrating the predictability and reliability of the cash flows of infrastructure assets that make the sector an attractive investment proposition. As such, the Manager believes in general that the operational performance of some infrastructure companies has not been matched appropriately by the share price performance of those companies.

After particular weakness in January through March related to credit concerns, markets finished the Period on a positive note in April and May, as they continued to recover after the intervention of the U.S. Federal Reserve to oversee the sale of Bear Stearns and implement a range of measures that have since been seen as important signals that central banks will act to ensure the stability of the financial system.

The Fund continued to benefit from relative weakness in the U.S. Dollar. For example, during the Period, the U.S. Dollar declined approximately 7.5% against the Australian Dollar, 0.5% against the Canadian Dollar, and 5.9% against the Euro. These three currencies represented approximately 51.5% of the globally diversified portfolio’s security positions as of May 31, 2008.

Portfolio Composition

A summary of the geographic and industry diversification of the portfolio as of May 31, 2008, is shown in the following charts:

Portfolio Diversification by Geographic Region (3)(4)

Portfolio Diversification by Industry Sector (3)

(3)	Based on the Total Assets as defined in the Fund’s prospectus.
(4)	Based on the country of issuer, not where securities are traded.

The table below compares the Fund’s geographic diversification on May 31, 2008, with the composition on November 30, 2007.

Nation	% of Fund on May 31, 2008 (3)(4)	% of Fund on Nov. 30, 2007 (3)	% Change over Half Year
Australia	19.8%	21.5%	(1.7)%
United States	18.0%	20.1%	(2.1)%
Spain	9.0%	13.2%	(4.2)%
Italy	7.0%	4.4%	2.6%
United Kingdom	6.7%	8.9%	(2.2)%
Canada	6.3%	3.7%	2.6%
Germany	5.8%	1.8%	4.0%
Brazil	4.0%	3.0%	1.0%
Hong Kong	3.8%	6.6%	(2.8)%
Switzerland	3.1%	2.0%	1.1%
France	2.8%	2.5%	0.3%
Japan	2.4%	1.5%	0.9%
Thailand	2.1%	2.5%	(0.4)%
New Zealand	2.0%	2.4%	(0.4)%
United Arab Emirates	1.6%	0.9%	0.7%
Mexico	1.3%	—	1.3%
Austria	1.2%	1.3%	(0.1)%
Malaysia	1.0%	0.9%	0.1%
Cash, Cash Equivalents & Government Bonds	2.1%	2.8%	(0.7)%

The table below compares the Fund’s sector diversification on May 31, 2008 with the composition on November 30, 2007.

Industry Sector	% of Fund on May 31, 2008 (3)	% of Fund on Nov. 30, 2007 (3)	% Change over Half Year
Pipelines	26.8%	24.9%	1.9%
Toll Roads/Transportation	18.6%	17.4%	1.2%
Airports	11.0%	9.1%	1.9%
Electricity & Gas Distribution	10.8%	9.6%	1.2%
Diversified	8.7%	10.1%	(1.4)%
Water	6.7%	8.9%	(2.2)%
Electric Utility	6.3%	5.5%	0.8%
Electricity Transmission	4.7%	6.6%	(1.9)%
Electricity Generation	4.3%	3.4%	0.9%
Other	—	1.7%	(1.7)%
Cash, Cash Equivalents & Government Bonds	2.1%	2.8%	(0.7)%

Top Ten Holdings

The top ten holdings as of May 31, 2008 are shown in the following table:

Company	Country	Sector	% of Total Assets
Spark Infrastructure Group	Australia	Electricity & Gas Distribution	4.7%
Cintra Concesiones de Infraestructuras de Transporte SA	Spain	Toll Roads/Transportation	4.4%
Enbridge Energy Partners LP - Class A	United States	Pipelines	4.1%
SP AusNet	Australia	Electricity & Gas Distribution	3.7%
Magellan Midstream Partners LP	United States	Pipelines	3.6%
Enterprise Products Partners LP	United States	Pipelines	3.6%
Energy Transfer Partners LP	United States	Pipelines	3.6%
Hamburger Hafen und Logistik AG	Germany	Toll Roads/Transportation	3.6%
Babcock & Brown Infrastructure Group	Australia	Diversified	3.4%
Kinder Morgan Energy Partners LP	United States	Pipelines	3.1%

The Fund is diversified in terms of sectors and geographic region, with businesses that are appropriately capitalized. Over the Period, the main changes from a sector perspective were an increase in the holdings of “user demand” assets (defined by the Manager as airports, railways, seaports and toll roads), reflecting both an increased number of opportunities (e.g. seaports) as well as, in the Manager’s opinion, the currently attractive valuations of these assets. These were predominantly funded through a reduction in the water and electricity transmission sectors.

The Fund’s investments in the United States continue to focus on Master Limited Partnerships (MLPs) that own pipeline and associated energy infrastructure assets. The Manager believes that these investments offer relatively predictable and defensive cash flows compared to other asset classes, attractive yields and good growth prospects. As shown in the table above, five of the Fund’s top ten holdings as of May 31, 2008 were U.S. pipeline MLPs. Among those five, Kinder Morgan Energy Partners L.P. in particular performed well, delivering strong earnings and forecasting solid distribution growth. The Fund exited its MLP positions in NuStar Energy L.P., Duncan Energy Partners and Amerigas during the Period.

In Canada, the Fund established positions in Enbridge Inc., an oil and gas pipeline company that has an approximate 15% interest in Enbridge Energy Partners, L.P., which was a top ten holding of the Fund at the end of the Period, and in TransCanada, an energy infrastructure developer and operator.

The Fund obtained its first holding in Mexico by establishing a position in airport operator Grupo Aeroportuario del Pacifico, S.A.B de C.V., which operates 12 airports in the country.

In Australia, the Fund’s largest country allocation, the Fund has investments in a range of infrastructure sectors, including toll roads, energy infrastructure and diversified infrastructure companies. The Australian market was particularly weak during the Period, as a number of high profile companies outside of the infrastructure sector fell victim to the tighter credit market conditions. The negative sentiment permeated the Australian market and weighed on a number of sectors, including financials, real estate and infrastructure. The stocks with more capital intensive and/or sophisticated capital structures, including those in the infrastructure sector typically underperformed. Although the operational performance of the Australian holdings’ infrastructure assets generally met the Manager’s expectations, the share prices themselves were volatile due to broad Australian equity market weakness and additional concerns regarding the capital structures employed by some of the Fund’s Australian holdings. In line with these developments, the weakest holdings over the Period were Australian infrastructure companies Babcock & Brown Infrastructure Group, Transurban Group and Asciano Group, the last of which the Fund established a position in during the Period.

The Fund holds positions across a number of countries in Europe, including Spain, Italy, France and the United Kingdom. The Fund increased its holdings in Germany during the Period by establishing a position in the large German utility company E.ON AG. The Fund’s investments in the United Kingdom remain concentrated on the water utilities sector. During the Period, the Fund benefited from the takeover of UK water company Kelda Group, which was completed in February 2008.

As of the end of the Period, the Fund continued to hold Hong Kong-listed toll road operator Zhejiang Expressway and Cheung Kong Infrastructure (CKI). The latter benefited from its strong defensive assets in places such as Australia, United Kingdom, Hong Kong and mainland China. CKI has a significant cash position and earns around 80% of its profits from regulated businesses. It has historically adopted a disciplined approach to new opportunities and is in a strong position to compete for new accretive deals in the current environment. The Fund exited its position in Hong Kong Electric during the Period.

The Fund added to its exposure in Japan during the Period by establishing a position in Tokyo Gas, the largest natural gas utility company in Japan.

Leverage and Swaps

As of May 31, 2008, the Fund had drawn down $163 million of its $200 million commercial paper conduit. To limit the Fund’s exposure to potentially adverse interest rate movements, the Manager has entered into swap agreements that have locked in interest rates until the swaps mature, which will take place between November 2008 and December 2010. In addition, the Fund has entered into a total return swap agreement with a bank in Canada. This total return swap agreement provides an alternative, cost-effective structure for investing in Canadian securities. As of May 31, 2008, the total return swap agreement had a notional amount of CAD 24.3 million. The Manager believes the Fund’s credit and total return swap facilities provide an attractive combination of pricing and flexibility for the Fund. In addition, the overall level of leverage (24.4% of Total Assets as defined in the Fund’s Prospectus) is well within the limit outlined in the Fund’s Prospectus. The Manager believes that the prudent application of leverage can assist in increasing total returns generated by the Fund.

Distributions

The Fund paid two regular quarterly distributions and special distributions during the six months ended May 31, 2008, totalling $4.78 per share. Based on the Fund’s NAV of $29.23 and closing share price of $28.06 on May 31, 2008, the $0.40 per share regular quarterly distributions represents an annualized distribution rate of 5.5% on NAV and 5.7% on share price, respectively.

Market Outlook

The listed infrastructure sector may continue to be affected by broader market uncertainties, including those stemming from the ongoing stress in credit markets, which is likely to continue for some time to come. In the current environment, where there is additional focus on company balance sheets, the Manager expects that some companies will reassess their capital structures. Indeed, since the end of the Period, the Australian infrastructure sector has seen the announcement by Transurban Group of a significant change in its capital management, an equity raising of AUD 900 million and a reduction in its distribution to bring it in line with operating cash flows. Sentiment towards the infrastructure sector in the Australian market is currently negative. The Manager believes that, as is often the case in such situations, the market tends to overreact and sell down many other stocks.

In addition to credit uncertainties, it is likely that transportation infrastructure will be under ongoing scrutiny as investors continue to assess the impact of higher oil prices on underlying demand fundamentals. The Manager is of the view that whilst there may be some short term impact on demand, the actual impact on specific assets will be more driven by localized factors and that historical evidence with respect to roads and airports, is that it will not materially change long term usage patterns. The Manager believes that the companies in which the Fund has invested have displayed satisfactory operational performance and that the fundamentals remain sound.

The Fund continues to invest in regulated assets such as electricity and gas distribution and water, which have predictable cash flows relative to other asset classes, relatively low exposure to economic growth and the ability to pass through inflation to their customers. The Manager believes that the Fund is thus defensively positioned to weather the potentially slower growth and higher inflation environment that global markets are currently navigating.

The Fund’s investment strategy remains unchanged. The recent price weakness in the global equity markets has provided opportunities to selectively acquire positions in quality infrastructure companies at attractive price levels. Over time, the Manager expects the Fund to exhibit lower volatility than the broader market due to the defensive characteristics of the companies in which it invests.

Growth prospects for the infrastructure sector continue to be driven by the ongoing requirements for infrastructure investment in both developed and developing countries. The Manager also believes that both the privatization of existing infrastructure assets and the requirement for new infrastructure assets by governments around the world will continue to provide opportunities for the Fund, as governments seek to reduce their debt levels and improve essential services to their communities. Two examples during the Period were the announcements regarding the proposed leasing to private entities of the Pennsylvania Turnpike and Chicago’s Midway Airport.

Conclusion

We believe that MGU continues to provide U.S. investors with an attractive vehicle to access the global universe of infrastructure securities. While global equity markets have recently been difficult, the Manager remains committed to the investment strategy of the Fund, and will continue to focus on the securities of infrastructure companies that it believes provide essential services, have strong strategic positions in the businesses in which they are involved, and are able to generate sustainable and growing cash flow streams to equity holders.

Lastly, we note that Charles Wheeler was elected as Director to the Board of the Fund following the Period, replacing Oliver Yates, who served as a Director since 2005.

We appreciate your investment in the Fund. For any questions or comments you may have, please call on 1-800-910-1434, e-mail us at MGUQuestions@macquarie.com, or visit us at www.macquarie.com/mgu.

Yours sincerely,

Jon Fitch

Chief Investment Officer

Co-Portfolio Manager

Justin Lannen

Co-Portfolio Manager

Schedule of Investments

MAY 31, 2008 (unaudited)

(Expressed in US Dollars)

Description	Shares	Value $

COMMON STOCKS - 101.78%
Australia - 26.09%
Asciano Group	1,426,000	$5,928,946
Australian Infrastructure Fund	2,822,182	6,959,426
Babcock & Brown Infrastructure Group	22,882,166	22,855,046
Challenger Infrastructure Fund	4,141,103	11,636,759
Envestra, Ltd.	15,056,370	10,433,427
Hastings Diversified Utilities Fund	1,059,005	2,702,576
SP AusNet	20,978,075	24,963,396
Spark Infrastructure Group	18,368,423	31,514,106
Transurban Group(1)	2,765,710	15,041,376
		132,035,058
Austria - 1.61%
Flughafen Wien AG	71,070	8,173,083

Brazil - 3.75%
AES Tiete SA	792,400	9,197,978
Cia de Concessoes Rodoviarias	489,710	9,806,244
		19,004,222
Canada - 6.09%
Enbridge, Inc.	409,173	18,218,411
TransCanada Corp.	319,500	12,592,210
		30,810,621
France - 3.67%
Aeroports de Paris	78,755	8,748,105
Electricite de France	90,814	9,830,484
		18,578,589
Germany - 7.65%
E.ON AG	69,200	14,700,613
Hamburger Hafen und Logistik AG(2)	276,807	24,012,506
		38,713,119
Hong Kong - 5.07%
Cheung Kong Infrastructure Holdings, Ltd.	3,473,841	14,044,219
Zhejiang Expressway Co., Ltd.	14,268,609	11,628,590
		25,672,809

See Notes to Financial Statements.

Schedule of Investments

MAY 31, 2008 (unaudited)

(Expressed in US Dollars)

Description	Shares	Value $

Italy - 9.20%
Enel SpA	1,589,000	$17,860,738
Snam Rete Gas SpA	2,048,924	13,611,042
Terna SpA	3,325,000	15,104,701
		46,576,481

Japan - 3.21%	1,380	10,655,663
East Japan Railway Co.	1,463,473	5,566,806
Tokyo Gas Co., Ltd.		16,222,469

Malaysia - 1.37%
Plus Expressways BHD	7,269,000	6,910,037

Mexico - 1.76%
Grupo Aeroportuario del Pacifico SA de CV - Class B	2,510,790	8,895,073

New Zealand - 2.69%
Auckland International Airport, Ltd.	8,390,858	13,634,021

Spain - 11.87%
Cintra Concesiones de Infraestructuras de Transporte SA	1,920,635	29,551,448
Enagas SA	454,388	14,456,322
Red Electrica de Espana SA	227,000	16,068,484
		60,076,254

Switzerland - 4.06%
Flughafen Zuerich AG	46,873	20,575,100

Thailand - 2.74%
Airports of Thailand Pcl	8,415,522	13,855,376

United Arab Emirates - 2.09%
DP World, Ltd.	10,565,000	10,565,000

See Notes to Financial Statements.

Description	Shares	Value $

United Kingdom - 8.86%
Pennon Group Plc	558,396	$7,173,246
Severn Trent Plc	647,950	18,700,986
United Utilities Plc	1,280,974	18,993,087
		44,867,319

Total Common Stocks (Cost $472,586,931)		515,164,631

PREFERRED STOCKS - 1.51%
Brazil - 1.51%
AES Tiete SA	736,000	7,656,391

Total Preferred Stocks (Cost $6,721,819)		7,656,391

CANADIAN INCOME TRUSTS - 2.30%
Canada - 2.30%
Northland Power Income Fund(1)	912,900	11,650,133

Total Canadian Income Trusts (Cost $11,931,543)		11,650,133

MASTER LIMITED PARTNERSHIPS - 23.82%
United States - 23.82%
Enbridge Energy Partners LP - Class A	540,200	27,172,060
Energy Transfer Partners LP	497,168	24,038,073
Enterprise Products Partners LP	798,089	24,158,154
Kinder Morgan Energy Partners LP	360,000	20,941,200
Magellan Midstream Partners LP(3)	625,788	24,243,027
		120,552,514

Total Master Limited Partnerships (Cost $117,168,935)		120,552,514

See Notes to Financial Statements.

Schedule of Investments

MAY 31, 2008 (unaudited)

(Expressed in US Dollars)

Description	Interest Rate	Maturity Date	Principal Amount	Value $

U.S. TREASURY SECURITIES - 0.79%
U.S. Treasury Notes(3)	4.875%	05/31/2008	$4,000,000	$4,001,252

Total U.S. Treasury Securities (Cost $4,000,000)				4,001,252

Description	Interest Rate	Maturity Date	Value $

SHORT-TERM INVESTMENTS - 1.64%
Repurchase Agreement - 1.62%
Agreement with Deutsche Bank, dated 05/30/2008 with a repurchase amount of $8,201,503, collateralized by Federal Home Loan Mortgage Corp, 2.200%, due 06/02/2008 with a value of $8,364,000	2.200%	06/02/2008	8,200,000

Mutual Funds - 0.02%
Bank of New York Money Market Reserve Fund	0.050%		96,454

Total Short-Term Investments (Cost $8,296,454)			8,296,454

Total Investments - 131.84% (Cost $620,705,682)			667,321,375

Other Assets Less Other Liabilities - 0.36%			1,836,933

Leverage Facility - (32.20%)(4)(5)			(163,000,000)

Total Net Assets - 100.00%			$506,158,308

See Notes to Financial Statements.

Schedule of Investments

MAY 31, 2008 (unaudited)

(Expressed in US Dollars)

SWAP AGREEMENTS:

Interest Rate Swap Counterparty	Notional Amount	Fixed Rate paid by the Fund	Floating Rate Received by the Fund (6)	Floating Rate Index	Termination Date	Unrealized Depreciation	% of Net Assets
Citibank, N.A.	60,000,000USD	4.426%	US 1MT LIBOR	USDLIBOR BBA 1MT	November 17, 2008	$(456,600)	(0.09)%

Citibank, N.A.	30,000,000USD 34,572,000CAD	4.150%	US 1MT LIBOR	USDLIBOR BBA 1MT	January 6, 2009	(4,970,801)	(0.98)%

Citibank, N.A.	20,000,000USD 23,242,000CAD	4.150%	US 1MT LIBOR	USDLIBOR BBA 1MT	January 6, 2009	(3,508,923)	(0.69)%

National Australia Bank	40,000,000USD	4.865%	US 1MT LIBOR	USDLIBOR BBA 1MT	December 9, 2010	(1,285,313)	(0.25)%

Total Return Swap Counterparty	Shares	Notional Amount	Floating Rate paid by the Fund (7)	Floating Rate Index	Termination Date	Unrealized Depreciation	% of Net Assets
Bank of Nova	2,125,925	24,322,315 CAD	CAD 1 MT	CAD BA	July 26, 2016	$(1,716,579)	(0.34)%
Scotia			CDOR	CDOR

PORTFOLIO DIVERSIFICATION BY INDUSTRY SECTOR: (8)

Pipelines	26.8%
Toll Roads/Transportation	18.6%
Airports	11.0%
Electricity & Gas Distribution	10.8%
Diversified	8.7%
Water	6.7%
Electric Utility	6.3%
Electricity Transmission	4.7%
Electricity Generation	4.3%
Cash, Cash Equivalents & Government Bonds	2.1%
100.0%

(1)	Securities, or portion of securities, with a market value of $6,830,000 as of May 31, 2008 are segregated as collateral for Total Return Swaps.
(2)

This security had its initial public offering on November 2, 2007 and was purchased by the Fund on November 2, 2007. As of May 31, 2008 this security had not paid a distribution to the Fund, however, on March 31, 2008 it declared a distribution that will be payable on June 13, 2008, to its shareholders of record on June 12, 2008.

(3)	Securities, or portion of securities, with a total market value of $8,456,352 as of May 31, 2008 are segregated as collateral for Interest Rate Swaps.
(4)	The aggregate market value of collateralized securities totals $659,024,921 as of May 31, 2008.
(5)

Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 8 under Notes to Financial Statements)

(6)

London-Interbank Offered Rate - British Bankers Association Fixing for US Dollar. The fixing is conducted each day at 11:00 a.m. (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers Association. The US 1M LIBOR was 2.458% as of May 31, 2008.

(7)	Average rates from nine Canadian Bank/contributors. The CAD 1M LIBOR was 3.136% as of May 31, 2008.
(8)

Percentages are based upon Total Assets as defined in the Fund’s Prospectus. Please note that percentages shown on the Schedule of Investments are based on net assets. Total Return Swap positions have been included on a “mark to market” basis.

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
BHD	Berhad (in Malaysia; equivalent to Public Limited Company).
LP	Limited Partnership.
Pcl	Public Company Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SAdeCV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2008 (unaudited)

(Expressed in US Dollars)

ASSETS:
Investments, at value (Cost $620,705,682)	$667,321,375
Cash (Restricted)	13,669,838
Foreign Currency, at value (Cost $537,955)	537,955
Dividends receivable	1,380,319
Dividends reclaim receivable	167,989
Total return swap payments receivable	190,660
Interest receivable	98,525
Receivable for investments sold	294,003
Other assets	27,094
Total Assets	683,687,758

LIABILITIES:
Unrealized depreciation on interest rate swap contracts	10,221,637
Unrealized depreciation on total return swap contracts	1,716,579
Interest payable on interest rate swap contracts	181,131
Loan payable	163,000,000
Accrued interest on loan payable	526,105
Accrued investment advisory expense	1,472,787
Accrued legal expense	103,342
Accrued administration expense	74,369
Accrued directors expense	20,492
Other payables and accrued expenses	213,008
Total Liabilities	177,529,450
Net Assets	$506,158,308

COMPOSITION OF NET ASSETS:
Paid-in-capital	$414,329,152
Accumulated net investment loss	(12,751,625)
Accumulated net realized gain on investments	69,887,507
Net unrealized appreciation on investments, swaps, and foreign currency translation	34,693,274
Net Assets	$506,158,308
Shares of common stock outstanding of $0.001 par value, 100,000,000 shares authorized	17,317,074
Net Asset Value Per Share	$29.23

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2008 (unaudited)

(Expressed in US Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $640,526)	$16,551,752
Interest	456,802
Total Investment Income	17,008,554

EXPENSES:
Interest on loan	3,880,023
Investment advisory	2,982,205
Administration	441,410
Custody	154,211
Legal	129,730
Audit	123,188
Directors	79,624
Printing	61,823
Insurance	57,652
Transfer agent	17,729
Miscellaneous	86,644
Total Expenses	8,014,239
Net Investment Income	8,994,315

Net realized gain/loss on:
Investment securities	32,898,968
Interest rate swaps	(581,114)
Total return swaps	337,295
Foreign currency transactions	(199,134)
Net change in unrealized appreciation/depreciation on:
Investment securities	(61,208,561)
Swap contracts	(3,349,694)
Translation of assets and liabilities denominated in foreign currencies	7,424
Net Realized and Unrealized Loss on Investments	(32,094,816)
Net Decrease in Net Assets From Operations	$(23,100,501)

See Notes to Financial Statements.

Statements of Changes in Net Assets

(Expressed in US Dollars)

	For the Six-Months Ended May 31, 2008 (unaudited)	For the Year Ended November 30, 2007
FROM OPERATIONS:
Net investment income	$8,994,315	$22,178,440
Net realized gain/loss on:
Investment securities	32,898,968	88,757,631
Interest rate swaps	(581,114)	1,294,964
Total return swaps	337,295	495,999
Foreign currency transactions	(199,134)	(972,021)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency translation	(64,550,831)	36,031,545
Net Decrease/Increase in Net Assets From Operations	(23,100,501)	147,786,558

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Net decrease in net assets from net investment income	(13,768,745)	(35,829,518)
Net decrease in net assets from net realized gains on investments	(68,077,060)	—
Net Decrease in Net Assets From Distributions	(81,845,805)	(35,829,518)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common stock issued to stockholders from reinvestment of dividends	6,402,617	2,901,305
Net Decrease/Increase in Net Assets	(98,543,689)	114,858,345

NET ASSETS:
Beginning of period	$604,701,997	$489,843,652
End of period*	$506,158,308	$604,701,997

*Includes Accumulated Net Investment Loss of:	$(12,751,625)	$(7,977,195)

See Notes to Financial Statements.

Statement of Cash Flows

FOR THE SIX MONTHS ENDED MAY 31, 2008 (unaudited)

(Expressed in US Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(23,100,501)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Increase in restricted cash	(5,169,838)
Purchase of investment securities	(116,638,456)
Proceeds from disposition of investment securities	170,780,816
Net realized gain from securities investments	(32,898,968)
Net sale of short-term investment securities	4,803,546
Net change in unrealized appreciation on investments	61,208,561
Net change in unrealized depreciation on swap contracts	3,349,694
Discount accretion	(10,403)
Increase in receivable for investments sold	(294,003)
Decrease in dividends receivable	472,703
Increase in dividends reclaim receivable	(129,177)
Increase in interest receivable	(48,542)
Decrease in other assets	57,652
Decrease in accrued interest on loan payable	(192,193)
Decrease in accrued investment advisory expense	(105,343)
Decrease in accrued administration expense	(5,620)
Decrease in accrued directors expense	(3,277)
Increase in other payables and accrued expenses	35,285
Net Cash Provided by Operating Activities	62,111,936

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	13,000,000
Cash distributions paid	(75,443,188)
Net Cash Used in Financing Activities	(62,443,188)

Net decrease in cash	(331,252)
Cash and foreign currency, beginning balance	$869,207
Cash and foreign currency, ending balance	$537,955

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$4,072,216
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$6,402,617

See Notes to Financial Statements.

Financial Highlights

(Expressed in US Dollars)

	For the		For the				For the period
	Six Months Ended		Years Ended				Aug. 26, 2005 to
	May 31, 2008		November 30,				November 30,
	(unaudited)		2007		2006		2005 (1)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$35.35		$28.81		$22.93		$23.88
Income from investment operations:
Net investment income	0.53		1.30		1.29		0.46
Net realized and unrealized gain/loss on investments	(1.87)		7.34		6.14		(1.36)
Total from Investment Operations	(1.34)		8.64		7.43		(0.90)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.80)		(2.10)		(1.55)		—
From realized gains on investments	(3.98)		—		—		—
Total Distributions	(4.78)		(2.10)		(1.55)		—

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in-capital	—		—		—		(0.05)
Total Capital Share Transactions	—		—		—		(0.05)
Net asset value - end of period	$29.23		$35.35		$28.81		$22.93
Market price - end of period	$28.06		$31.45		$26.87		$20.69

Total Investment Return - Net Asset Value (2)	(3.80)%		31.51%		34.43%		(3.96	)%(3)
Total Investment Return - Market Price (2)	3.80%		25.45%		38.95%		(17.24	)%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$506,158		$604,702		$489,844		$389,952
Ratios to average net assets attributable to common shareholders:
Expenses	3.14	%(4)(5)	3.12	%(4)	3.57	%(4)	1.34	%(5)
Expenses excluding interest expense	1.62	%(5)	1.54%		1.69%		N/A
Net investment income	3.52	%(5)	3.95%		5.15%		7.48	%(5)
Portfolio turnover rate	17.31%		41.22%		25.87%		3.47%

(1)	The Fund commenced operations on August 26, 2005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Total investment return on net asset value reflects a sales load of $1.125 per share.
(4)

For the six months ended May 31, 2008 and the years ended November 30, 2007 and 2006, the annualized ratio to Total Assets was 2.36%, 2.46% and 2.66%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(5)	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

MAY 31, 2008 (unaudited)

1. Organization and Significant Accounting policies

Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, 2005 except for the sale of shares to Macquarie Capital Investment Management, LLC (“MCIML” or the “Manager”) (formerly named Macquarie Fund Adviser, LLC). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

As of May 31, 2008, the Fund had restricted cash in the amount of $13,669,838. The restricted cash represents collateral in relation to interest rate swap agreements between the Fund and Citibank, N.A. The restricted cash is held at the Fund’s custodian, The Bank of New York Mellon (BNY Mellon).

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those

Notes to Financial Statements

MAY 31, 2008 (unaudited)

securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Board of Directors or a committee of the Board of Directors or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•                  the projected cash flows for the issuer;

•                  the fundamental business data relating to the issuer;

•                  an evaluation of the forces that influence the market in which these securities are purchased and sold;

•                  the type, size and cost of holding;

•                  the financial statements of the issuer;

•                  the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

•                  the information as to any transactions in or offers for the holding;

•                  the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•                  the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

•                  the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Standard Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currency translation.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of

Notes to Financial Statements

MAY 31, 2008 (unaudited)

securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly dividends of all or a portion of its net income and/or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Master limited partnerships, swaps, foreign currency, and certain other investments could create a book tax difference that may have a impact on the character of the Fund’s distributions.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on December 1, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Fund to analyze all open tax years, fiscal years 2005-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended May 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

New Accounting pronouncements: In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

2. Income Taxes

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2007 and November 30, 2006, respectively, were as follows:

Distributions paid from:

	2007	2006
Ordinary income	$35,829,518	$26,356,493
Total	$35,829,518	$26,356,493

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States.

Notes to Financial Statements

MAY 31, 2008 (unaudited)

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$2,855,604
Accumulated capital gains	77,743,046
Unrealized appreciation	122,312,832
Cumulative effect of other timing differences	(6,136,020)
Total	$196,775,462

As of May 31, 2008, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$62,085,997
Gross depreciation on investments (excess of tax cost over value)	$(30,337,712)
Net unrealized appreciation	$31,748,285
Total cost for federal income tax purposes	$635,573,090

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of foreign currency, investments in partnerships, and certain other investments. The other timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

3. Capital Transactions

	For the Six Months Ended May 31,2008		For the Year Ended November 30, 2007
Common shares outstanding – beginning of period	17,104,789		17,004,189
Common shares reinvested	212,285	*	100,600	*
Common shares outstanding – end of period	17,317,074		17,104,789

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities, for the six months ended May 31, 2008 aggregated $116,638,456 and $170,780,816, respectively.

Purchases and sales (including maturities) of U.S. government securities, for the six months ended May 31, 2008 were $0 and $4,000,000, respectively.

5. Investment Advisory Agreement

MCIML serves as the Fund’s investment adviser pursuant to an Investment Management Agreement with the Fund and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the

*	Common shares were issued in accordance with the Fund’s Dividend Reinvestment Plan. At the time of valuation, the Fund was trading at a premium to NAV resulting in the issuance of these shares.

Fund’s Board of Directors. MCIML is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIML receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

6. Interest Rate Swap Contracts

The Fund has entered into interest rate swap agreements to partially hedge its interest rate exposure on its leverage facility described in Note 8. In these interest rate swap agreements, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the leverage facility. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the fund shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of interest rate swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposures to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

7. Total Return Swap Contracts

The Manager believes total return swaps provide an attractive combination of both pricing and flexibility to obtain exposure to certain securities.

The Fund has entered into a total return swap agreement with the Bank of Nova Scotia. The swap

Notes to Financial Statements

MAY 31, 2008 (unaudited)

agreement is for a period of ten years, but may be terminated earlier by the Fund. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The unrealized gain/loss related to the daily change in the valuation of the swap, as well as the amount due to/owed by the Fund at termination or settlement, is combined and separately disclosed as an asset/liability on the Statement of Assets and Liabilities. The Fund also records any periodic payments received from/paid to the counterparty, including at termination, under such contracts as realized gain/loss on the Statement of Operations. The total return swap is subject to market and counterparty risks, and exposures to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities (if the counterparty fails to meet its obligations).

8. Leverage

The Fund possesses a $200 million commercial paper conduit (the “CP Conduit”) with TSL (USA) Inc. (“TSL”) as conduit lender, and National Australia Bank Limited (“NAB”), New York Branch as secondary lender.

The Fund has pledged all securities in its portfolio (except those securities that are pledged as collateral for other purposes and repurchase agreement) as collateral for the CP Conduit. As of May 31, 2008 the market value of the securities pledged as a collateral for the CP conduit totalled to $643,738,569.

As of May 31, 2008, the Fund had drawn down $163 million from the CP Conduit. The Fund pays interest at a rate of 40 bps per annum above the cost of funds TSL is able to obtain in the commercial paper market. As of May 31, 2008 the cost of funds was 3.25% and the interest rate payable by the Fund was 3.65%.

The Fund also incurs a commitment fee of 10 bps for the amount of commitment available in excess of the outstanding loan. As of May 31, 2008, the Fund had commitments available of $37 million.

From time to time, the total cost of any leverage of the Fund may exceed the Fund’s then-current income yield. The Manager believes, however, that the prudent use of leverage can, over time, assist the Fund in increasing total returns generated by the Fund, and that it may be impractical to terminate and add leverage on a frequent basis due to, among other things, transaction costs incurred in selling and purchasing underlying securities, the cost of negotiating new facilities, and the limited availability of these facilities.

9. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended May 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

		Other Financial
		Instruments*-
	Investments in	Unrealized
Valuation Inputs	Securities at Value	Depreciation
Level 1 - Quoted Prices	$641,264,747	—
Level 2 - Other Significant Observable Inputs	26,056,628	$(11,938,216)
Level 3 - Other Significant Unobservable Inputs	—	—
Total	$667,321,375	$(11,938,216)

*	Other financial instruments include swap contracts.

Notes to Financial Statements

MAY 31, 2008 (unaudited)

For the six months ended May 31, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

10. Other

Compensation of Directors: The Independent Directors of the Fund receive a quarterly retainer of $8,750, an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out of pocket expenses may be paid as incurred.

11. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

12. Subsequent Events

Distributions: The Fund paid a regular quarterly distribution of $0.40 per common share. The distribution was paid on June 30, 2008 to shareholders of record on June 16, 2008.

On July 22, 2008, the Fund declared a regular quarterly distribution of $0.40 per common share. The distribution will be paid on September 30, 2008 to shareholders of record on September 12, 2008.

Directors: On June 27, 2008, Charles Wheeler was elected as a Class III Director, replacing Oliver Yates, and Chris LaVictoire Mahai was re-elected as a Class III Director in each case for three year terms. Mr. Wheeler is an interested director and has been approved Chairman of the Board of Directors.

Investment Management Agreement: On July 22, 2008, the Board of Directors approved the renewal of the investment management agreement with MCIML.

Additional Information

MAY 31, 2008 (unaudited)

Dividend Reinvestment plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, BNY Mellon, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by BNY Mellon, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•                  If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•                  If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, NY 10286, 20th Floor, Transfer Agent Services, 1-800-433-8191.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the

Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1 -800-SEC-0330.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Shareholder Meeting

On June 27, 2008, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to elect two directors of the Fund. The results of the proposal are as follows:

Proposal 1: to Elect two (2) Class III Directors of the Fund:

Chris LaVictoire Mahai

For	15,163,205
Withheld	199,553

Charles Wheeler

For	15,160,732
Withheld	202,026

Directors & Officers

MAY 31, 2008 (unaudited)

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIML-Affiliate Advised Funds”), and other public directorships

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1)	Position(s) Held with the	Term of Office and Length of Time
of Director	Fund	Served
Gordon A. Baird*, 40	Director	Since – July 22, 2005
Term expires 2009.

Thomas W. Hunersen*, 50	Director	Since – July 12, 2005
Term expires 2010.

Chris LaVictoire Mahai*, 53	Director	Since – July 12, 2005
Term expires 2008.

(1)	Each non-interested Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.
*	Member of the Audit Committee

Principal Occupation(s) During Past	Number of MCIML-Affiliate Advised	Other Public
Five Years	Funds Overseen	Directorships
Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Partners (investment management firm) since 2003. He was Director of Fixed Income and Structured Finance Group, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), 2002-2003.	1	None

Mr. Hunersen manages CKW Associates, Inc., an investment and consulting company, March 2006 to present. He was previously Head of Strategy Projects – North America, Global Wholesale Banking – Bank of Ireland, Greenwich, Connecticut, 2004. Chief Executive Officer, Slingshot Game Technology Inc., Natick Massachusetts, 2001-2003. Executive Vice President and General Manager, North American Head and Head of Energy & Utilities-Global Wholesale Banking-National Australia Bank Ltd, 1987-2001.	1	None

Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Biographical Information of the Interested Director of the Fund

Name, Age and Address(1)	Position(s) Held	Term of Office and Length
of Director	with the Fund	of Time Served
Oliver Yates, 42	Director	Since – May 4, 2005
1 Martin Place, Level 12		Term expires 2008.
Sydney, NSW 2000

Principal Occupation(s)	Number of MCIML-Affiliate
During Past Five Years	Advised Funds Overseen	Public Directorships

Co-head of the Macquarie group’s Macquarie Capital Products group and an Executive Director of Macquarie Group Limited, July 2004-present. President of Macquarie Holdings USA, 2000-July 2004. Mr. Yates is a Director of the following companies: Autobahn Limited, since 2003; Four Corners Capital Management LLC, since 2001; Globalis Investment, LLC, since 2006; Macquarie Capital Investment Management, LLC., since 2006; Macquarie Managed Investments Limited, since 2005; Macquarie Income Investments Limited, since 2005; Macquarie (Japan) Limited, since 2000; Macquarie IH Ireland Limited, since 2006; Macquarie Capital GMBH, since 2001; M.D. Sass-Macquarie Financial Strategies L.P., since 2006; M.D. Sass-Macquarie Financial Strategies GP LLC, since 2006; M.D. Sass-Macquarie Financial Strategies Management Company LLC, since 2006; M.D. Sass-Macquarie Financial Strategies Investment Fund LLC, since 2006; MIH Bermuda 1 Limited, since 2006; MIH Bermuda 2 Limited, since 2006; MIH Luxembourg SA, since 2006; MPI Private Trustee Limited, since 2000, and MIH (Vancouver) Holdings Limited, since 2006.

	1	None

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(1)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Jon Fitch, 43	Chief Executive Officer	Since – July 13, 2005
1 Martin Place, Level 12
Sydney, NSW 2000

Richard Butt, 52	Chief Financial Officer,	Since – October 19, 2006
125 West 55th Street	Treasurer and Secretary
New York, NY 10019

Sally Worrall, 27	Chief Compliance Officer	Since – April 29, 2008
125 West 55th Street
New York, NY 10019

(1)	Each officer serves an indefinite term.

Principal Occupation(s)
During Past Five Years
CEO, Macquarie Capital Investment Management LLC, February 2004 – present. Equity Analyst, Macquarie Equities Limited, 1997-2003.

Director, Macquarie Capital Investment Management LLC, September 2006 to present; President, Macquarie Capital Investment Management LLC, December 2006 to present; Director, Macquarie Capital Investment Management (Australia) Limited, November 2006 to February, 2008; President Refco Fund Holdings, LLC, November 2003 to August 2006; Senior Vice President, Refco Alternative Investments, LLC, October 2003 to November 2003; President, Refco Alternative Investments, LLC, November 2003 to August 2006; President, Refco Commodity Management, Inc., September 2005 to August 2006; Executive Vice President, Global Distribution Strategies Inc., January 2002 to October 2003.

CCO, Macquarie Global Infrastructure Total Return Fund Inc., April 2008 to present; Compliance Executive, Macquarie Capital Investment Management LLC, January 2007 to present; Previously acted as Compliance Associate, Macquarie Group Limited’s Funds Management Group.

1-800-910-1434

Macquarie Global Infrastructure
Total Return Fund Inc.
125 West 55th Street
New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2.    Code of Ethics.

Not applicable to semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.    Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies as of February 6, 2008

Not applicable to semi-annual report.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

2

Item 10.     Submission of Matters to Vote of Security Holders.

The Fund’s Bylaws provide that, with respect to an annual meeting of Stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by Stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of Stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11.   Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Not applicable.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	August 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	August 8, 2008

By:	/s/ Richard Butt
Richard Butt
Chief Financial Officer (Principal Financial Officer)

Date:	August 8, 2008

4